                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE INVESTMENT TRUST (the "Trust") (on behalf of Eaton Vance California Limited), that:

   (a)    the Semi-Annual Report of the Trust (on behalf of California Limited
          Fund) on Form N-CSR for the period ended September 30, 2003(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of California Limited Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Investment Trust (On behalf of California Limited Fund)

Date: November 18, 2003


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Florida Limited Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Florida Limited Portfolio) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Florida Limited Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Florida Limited
Portfolio)

Date: November 18, 2003
      -----------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Massachusetts Limited Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Massachusetts Limited Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Massachusetts Limited Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Massachusetts Limited
Fund)

Date: November 18, 2003
      -----------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance New Jersey Limited Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance New Jersey Limited Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New Jersey Limited
          Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance New Jersey Limited Fund)

Date: November 18, 2003
      -----------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance New York Limited Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance New York Limited Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New York Limited
          Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance New York Limited Fund)

Date: November 18, 2003
      -----------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Ohio Limited Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Ohio Limited Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Ohio Limited Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Ohio Limited Fund)

Date: November 18, 2003
      -----------------


 /s/ James L. O'Connor
-------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


 /s/ Thomas J. Fetter
-----------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Pennsylvania Limited Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Pennsylvania Limited Fund) on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Pennsylvania Limited
          Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Pennsylvania Limited
Fund)

Date: November 18, 2003
      -----------------


 /s/ James L. O'Connor
-------------------------
James L. O'Connor
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
----------------------
Thomas J. Fetter
President